Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Automotive Portfolio
November 30, 2021
AUT-NPRT3-0122
1.810666.117
Common Stocks - 99.1%
	Shares	Value ($)
Auto Components - 12.2%
Auto Parts & Equipment - 12.2%
Adient PLC (a)	88,911	3,774,272
Aptiv PLC (a)	63,810	10,231,934
Gentex Corp.	12,687	436,813
Lear Corp.	39,153	6,569,482
Magna International, Inc. Class A (sub. vtg.)	98,747	7,401,484
Novem Group SA	20,398	300,734
		28,714,719
Automobiles - 59.5%
Automobile Manufacturers - 59.5%
Daimler AG (Germany)	34,208	3,220,009
Ferrari NV	40,230	10,478,306
Ford Motor Co.	776,031	14,892,035
General Motors Co. (a)	376,236	21,772,777
Honda Motor Co. Ltd. sponsored ADR	147,808	4,045,505
Li Auto, Inc. ADR (a)	137,726	4,881,009
NIO, Inc. sponsored ADR (a)	252,881	9,895,234
Rivian Automotive, Inc.	2,866	308,909
Stellantis NV (b)	276,268	4,732,471
Tesla, Inc. (a)	28,353	32,457,377
Toyota Motor Corp. sponsored ADR (b)	132,383	23,544,317
XPeng, Inc. ADR (a)	176,739	9,720,645
		139,948,594
Commercial Services & Supplies - 4.3%
Diversified Support Services - 4.3%
ACV Auctions, Inc. Class A (a)	99,822	2,114,230
Copart, Inc. (a)	55,696	8,084,831
		10,199,061
Distributors - 3.8%
Distributors - 3.8%
Genuine Parts Co.	13,712	1,751,571
LKQ Corp.	128,260	7,169,734
		8,921,305
Electrical Equipment - 0.6%
Electrical Components & Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	26,814	1,493,540
Machinery - 0.4%
Construction Machinery & Heavy Trucks - 0.4%
Allison Transmission Holdings, Inc.	24,568	849,807
Professional Services - 0.0%
Research & Consulting Services - 0.0%
Otonomo Technologies Ltd. (a)	5,390	21,291
Road & Rail - 1.6%
Trucking - 1.6%
Lyft, Inc. (a)	21,434	870,435
Uber Technologies, Inc. (a)	73,608	2,797,104
		3,667,539
Specialty Retail - 16.7%
Automotive Retail - 16.7%
Advance Auto Parts, Inc.	8,935	1,972,133
AutoZone, Inc. (a)	4,740	8,612,912
CarMax, Inc. (a)	14,578	2,059,143
Carvana Co. Class A (a)(b)	27,573	7,732,021
Group 1 Automotive, Inc.	19,633	3,823,527
Lithia Motors, Inc. Class A (sub. vtg.)	16,079	4,684,295
O'Reilly Automotive, Inc. (a)	16,517	10,540,489
		39,424,520
TOTAL COMMON STOCKS (Cost $158,326,066)		233,240,376

Money Market Funds - 10.7%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c)	2,643,651	2,644,180
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	22,584,726	22,586,985
TOTAL MONEY MARKET FUNDS (Cost $25,231,165)		25,231,165

TOTAL INVESTMENT IN SECURITIES - 109.8% (Cost $183,557,231)	258,471,541
NET OTHER ASSETS (LIABILITIES) - (9.8)%	(23,133,169)
NET ASSETS - 100.0%	235,338,372

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	1,184,333	59,744,662	58,284,815	529	-	-	2,644,180	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	24,349,005	177,647,627	179,409,647	21,019	-	-	22,586,985	0.1%
Total	25,533,338	237,392,289	237,694,462	21,548	-	-	25,231,165

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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